Exhibit 99.3 First Quarter 2023 Financial Results Presentation April 26, 2023 Quarterly Earnings Report

First Quarter Snapshot 1Q23 RESULTS millions, except per share and ratios NET REVENUE NET EARNINGS EPS GAAP $1.28 NON-GAAP $1.40 GAAP & NON-GAAP $1,107 GAAP $148 NON-GAAP $161 ANNUALIZED ROCE ANNUALIZED ROTCE* BOOK VALUE PER SHARE GAAP 12.7% NON-GAAP 13.9% GAAP 18.3% NON-GAAP 19.9% TBV $30.08 BV $43.73 * Please see our definition of ROTCE in our first quarter 2023 earnings release HIGHLIGHTS rd 3 Highest First Quarter Increased Deposits Net Revenue By $1.2 billion Record Repurchased Global Wealth Management Revenue 1.5 million Common Shares nd 2 Highest Continued Recruiting Net Interest Income Strength Quarterly Earnings Report 1

The Strength & Stability of Stifel

STIFEL

	Stifel Financial 1Q23	Stifel Financial 4Q22	KRX Median 4Q22
Profitability			
Core ROAA	1.7%	2.1%	1.4%
Core ROTCE	19.9%	22.9%	19.0%
NIM	3.57%	3.64%	3.62%
Capital Ratios			
TCE Ratio	8.4%	8.9%	7.2%
TCE Ratio Including AOCI & HTM Losses	7.9%	8.4%	
Leverage Ratio	10.9%	11.1%	9.4%
Tier 1 Ratio	16.8%	17.6%	11.7%
CET 1 Ratio	13.9%	14.6%	11.2%
CET 1 Ratio (including AOCI & HTM losses)	12.7%	13.2%	
Asset Characteristics			
Cash / Avg. Assets	8.8%	6.8%	2.9%
Yield on Assets	5.43%	5.02%	4.48%
Loans Maturing / Repricing < 3 Months	58.0%	57.6%	36.0%
Securities Maturing / Repricing < 1Yr	81.9%	81.7%	4.9%
Deposit Characteristics			
Percentage of Uninsured Deposits	15.2%	11.4%	34.2%
Total Deposit Growth 2022	4.5%	16.5%	-0.1%
Credit Metrics			
NPA / Assets	0.04%	0.04%	0.30%
NCO / Avg Loans	0.00%	0.00%	0.07%

Source: S&P Capital IQ Pro
Note: 4Q22 data as of 12/31/22 & 1Q23 data as of 3/31/23
Note: The KRX includes current constituents of the KBW Nasdaq Regional Banking Index

HIGHLIGHTS

- Balanced Earnings Power Across Multiple Business Lines Designed to Perform Through All Business Cycles
- Well Structured Balance Sheet Resulted in Significant NIM Expansion & Low Levels of Unrealized Losses
- Strong Capital Levels Significantly in Excess of Regulatory Requirements & Peer Regional Banks
- Superior Credit Quality
- Loan Portfolio Only Comprised of 3% CRE Balances
- Robust Liquidity Profile With Abundant Cash Levels & Low Cost Borrowing Capacity
- High Quality, Relationship-Oriented Deposit Base With Low Levels of Uninsured Deposits

STIFEL | Quarterly Earnings Report

2

Diversified Deposit Portfolio

STIFEL

TOTAL DEPOSITS



$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
millions
1Q22
2Q22
3Q22
4Q22
1Q23
4/17/2023
Wealth Management Deposits
Ticketed Money Market Funds
Stifel Bancorp, Inc. Non-Wealth Deposits

HIGHLIGHTS

- Highly Diversified Deposit Base
- Client Cash Remained at Stifel
  - Provide Incremental FDIC Insurance
- Deposit Beta a Function of Cash Sorting
  - Deposit Beta Cycle-To-Date of 42%
- Modest Impact to NII from Interest Rate Cuts
- Non-Bank Client Cash Illustrates Benefits of Diversity

Strong Net Interest Margin & Growth In Overall Client Cash

Stifel Financial	1Q'23	Avg. Rate	1Q'22	Avg. Rate
Earning Assets	**$33,263,300**	**5.43%**	**$29,228,800**	**2.26%**
Deposits				
Transactional (Bank Sweep)	14,057,422		22,193,199	
Savings (Smart Rate & Direct Wealth Management at SBI)	10,966,483		485,361	
Commercial	3,225,077		1,517,067	
Interest Bearing Deposits	**27,138,000**	**2.02%**	**23,129,900**	**0.02%**
Net Interest Margin		**3.57%**		**2.13%**
Third Party Sweep	914,486		5,492,438	
Other	252,201		389,491	
Money Market Funds	7,434,368		5,898,930	
Off Balance Sheet	**$8,601,055**		**$11,780,859**	
Total Brokerage Client Cash	***$33,624,960***		***$34,459,418***	
Short-term Treasuries*	**$6,617,438**		**$1,157,052**	

*Represents client assets in Treasury Securities with maturities of 52 weeks or less

STIFEL | Quarterly Earnings Report

3

Complimentary Nature of Institutional Group Revenue & Net Interest Income Rate Increase Positively Impacted NII & Dampened Institutional Margins $350 Significant Operating Leverage $300 Exists $250 $200 $150 $100 $50 $0 Institutional Group Pre-tax Income Net Interest Income Non-GAAP Pre-tax Margin Non-GAAP Return on Tangible Common 32.0% Equity 30.9% 32.0% 23.9% 21.7% 24.0% 24.6% 24.7% 20.5% 19.9% 19.0% 21.8% 24.0% 19.9% 16.0% 16.0% 8.0% 8.0% 0.0% 0.0% 2019 2020 2021 2022 2023* 2019 2020 2021 2022 2023* *2023 based on results through 3/31/2023 Quarterly Earnings Report 4 millions

Long-term Strategic Objectives Global Wealth Management ■ Achieve $1 Trillion in Client Assets ■ Recruiting & Acquisitions Solidify our Position ■ Technology as Premier Wealth ■ Continue to Build Stifel Bank ■ Expand Client Deposits Management Firm & ■ Smart Rate Investment Bank ■ Corporate Deposits ■ Leverage Stifel Franchise for Loan Growth Institutional Group Capital Deployment ■ Gain Market Share■ Continued Focus on Risk Adjusted Returns ■ Recruiting ■ Reinvest in Business ■ Acquisitions■ Recruiting ■ Increase Relevancy to Clients■ Bank Growth ■ Expand Product Offerings■ Acquisitions ■ Leverage Stifel Franchise■ Dividend Growth ■ Improve Operating Efficiencies■ Share Repurchases Quarterly Earnings Report 5

First Quarter Results FINANCIAL RESULTS NET REVENUE Sequential millions 1Q23 Y/Y Change Change $1,400 Global Wealth Management $757 11% 2% $1,122 $1,117 $1,200 $1,108 $1,107 Institutional 333 -23% -6% $1,045 Other 17 407% -27% $1,000 Net revenue 1,107 -1% -1% $800 Compensation expense 642 -3% 1% $600 1 Operating expense 233 15% 3% 2 $400 5 -40% -18% Provision for credit loss $200 Pre-tax pre-provision income 232 -22% 17% Pre-tax income 227 -6% -12% $0 1Q22 2Q22 3Q22 4Q22 1Q23 Taxes 57 -1% -10% Net income 171 -8% -12% Preferred dividends 9 0% 0% Net income available to common 161 -8% -13% shareholders Diluted EPS $1.40 -6% -11% Compensation ratio 58.0% -150 bps 150 bps 3 Operating expense ratio 21.0% 290 bps 90 bps Pre-tax operating margin 20.5% -120 bps -240 bps Book value per share $43.73 7% -1% Tangible book value per share $30.08 8% -2% 4 19.9% -390 bps -300 bps ROTCE (1) Operating Expense = Non-Compensation Expense – Provision for Credit Loss (2) Provision for Credit Loss at bank subsidiary (3) Operating Expense Ratio excludes Provision for Credit Loss (4) Please see our definition of ROTCE in our first quarter earnings release Quarterly Earnings Report 6 millions

Global Wealth Management

STIFEL

GLOBAL WEALTH MANAGEMENT REVENUE

millions	1Q23	Y/Y Change	Sequential Change
Transactional	$161	-9%	-3%
Asset Management	316	-8%	9%
Net Interest	282	80%	-1%
Investment Banking	4	-19%	-14%
Other	(6)	nm	nm
Total Global Wealth Management Net Revenue	$757	11%	2%
Comp. Ratio	45.2%	-830 bps	110 bps
Non-Comp. Ratio	13.1%	-30 bps	-20 bps
Provision for credit loss	$5	-40%	-18%
Pre-tax Margin	41.7%	860 bps	-90 bps
Pre-tax Pre-provision Margin	42.4%	810 bps	-100 bps

FINANCIAL ADVISOR & CLIENT ASSET METRICS

millions	1Q23	Y/Y	Sequential Change
Financial Advisors	2,248	1%	1%
Independent Contractors	102	11%	0%
Total Financial Advisors	2,350	1%	1%
Client AUA	$405,988	-4%	4%
Fee-based Client Assets	$149,541	-5%	3%
Private Client Fee-based Client Assets	$131,483	-5%	4%

HIGHLIGHTS

- Record Quarterly Net Revenue
- Second Highest Quarterly Net Interest Income
- Asset Management Revenue Increased 9% Sequentially
- Added 49 Financial Advisors, Including 20 Experienced with Total Trailing Twelve Month Production of $12.3 million

NET REVENUE & MARGIN



Margin
44%
42%
40%
38%
36%
34%
32%
30%
$790
$765
$740
$715
$690
$665
$640
$615
$590
Net Revenue (millions)
$682
$698
$702
$744
$757
33.1%
35.1%
39.9%
42.6%
41.7%
1Q22
2Q22
3Q22
4Q22
1Q23
Net Revenue
Pre-tax Margin

STIFEL | Quarterly Earnings Report 7

Wealth Management Metrics RECRUITING DRIVES REVENUE GROWTH INCREASING PERCENTAGE OF RECURRING REVENUE $400 600 100% 550 $350 90% 500 22% 24% 34% 32% 32% $300 450 80% 33% 39% 46% 400 51% 70% $250 350 60% $200 300 250 50% $150 200 40% 78% 76% $100 150 66% 66% 66% 64% 30% 60% 100 53% $50 47% 20% 50 $- 0 10% 0% 2015 2016 2017 2018 2019 2020 2021 2022 2023 T-12 Cumulative Production Cumulative Gross FAs Net Interest Income & Asset Management Fees Transactional & Investment Banking SUBSTANTIAL LOAN GROWTH TECHNOLOGY TO SUPPORT ADVICE-BASED MODEL $20,935 $22,000 $20,622 ■ Stifel Wealth Tracker – online and mobile app: free/ secure / smart $20,000 aggregation / budgeting tools / advice when you want it / $16,836 $18,000 understand the markets / understand your complete financial $16,000 picture $14,000 $11,558 ■ Performance reporting tools – enhanced platform-wide capabilities $12,000 $10,014 with key vendor partners collaborating $10,000 $8,723 $7,174 $8,000 $5,820 ■ Cash management and digital banking capabilities in WM platform, $6,000 including client mobile app $3,333 $4,000 $2,000 ■ Video meetings, centralized technology support $0 2015 2016 2017 2018 2019 2020 2021 2022 2023 Quarterly Earnings Report 8 millions millions Financial Advisors

Net Interest Income

STIFEL

CONDENSED NET INTEREST INCOME

	1Q23		Y/Y Change		Sequential Change	
	Average Balance	Average Interest	Average Balance	Average Interest	Average Balance	Average Interest
Interest-earning Cash & Fed Funds Sold	$1,990	4.57%	48%	425 bps	21%	12 bps
Investment Portfolio	$7,831	5.53%	6%	367 bps	-1%	65 bps
Loans	$20,936	5.64%	20%	286 bps	0%	46 bps
Total Interest-earning Assets	$33,263	5.43%	14%	317 bps	0%	41 bps
Deposits	$27,138	2.02%	17%	200 bps	0%	57 bps
Other Interest-bearing Liabilities	$2,285	5.12%	-16%	385 bps	-5%	246 bps
Total Interest-bearing Liabilities	$29,423	2.11%	14%	196 bps	-1%	56 bps
Net Interest Margin		3.57%		144 bps		-7 bps

NET INTEREST COMMENTARY

- 1Q23 Net Interest Income Increased 90% Y/Y.
- Average Interest Earning Assets Increased $4 billion Y/Y.
- Quarter End Deposits up 17% year-on-year
- 2023 Net Interest Income Expected at Low End of Prior Guidance Range at $1.2 billion

NET INTEREST MARGIN



4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2.13%
2.44%
2.53%
2.88%
3.00%
3.28%
3.64%
3.75%
3.57%
3.74%
1Q22
2Q22
3Q22
4Q22
1Q23
NIM
Bank NIM

LOAN & NII GROWTH



$25,000
$20,000
$15,000
$10,000
$5,000
$0
Loans, net (millions)
$1,300
$1,100
$900
$700
$500
$300
$100
-$100
NII (millions)
2015
2016
2017
2018
2019
2020
2021
2022
2023
Loans
Forecasted Loan Growth
NII

STIFEL | Quarterly Earnings Report

9

Stifel Bancorp Inc. Loan & Investment Portfolio LOAN PORTFOLIO COMMERCIAL PORTFOLIO BY MAJOR SECTOR % of Total millions 1Q23 Portfolio Residential Real Estate $7,495 28% Industrials $1,128 4% Securities Based Lending $2,558 9% Financials 870 3% Home Equity lines of Credit & Other $159 1% Consumer Discretionary 657 2% Total Consumer $10,212 38% Information Technology 596 2% Fund (PE/VC Capital Call Lines) $4,623 17% Materials 354 1% Commercial $4,756 34% Healthcare 307 1% Construction and Land $645 2% REITs 291 1% Commercial Real Estate $663 3% Communication Services 231 1% Total Commercial $10,687 40% Hotel, Leisure, Restaurants 141 1% Total Loan Portfolio $20,899 77% Consumer Staples 131 0% Unfunded Commitments $6,113 23% Total $27,012 CLO BY MAJOR SECTOR * Total excludes $225 million of loans classified as held for sale Healthcare & Pharmaceuticals $623 11% INVESTMENT PORTFOLIO % of Total High Tech Industries 597 10% Portfolio Book Value (millions) 1Q23 Services: Business 536 9% CLO $5,926 76% Banking, Finance, Insurance & Real Estate 503 8% Agency MBS 911 12% Construction & Building 248 4% Corporate Bonds 623 8% Hotel, Gaming & Leisure 247 4% SBA 149 2% Media: Broadcasting & Subscription 245 4% Student Loan ARS 120 2% Telecommunications 244 4% CMBS 71 1% Services: Consumer 241 4% Others 3 0% Total Portfolio $7,804 100% Chemicals, Plastics & Rubber 239 4% Quarterly Earnings Report 10

CECL & Credit Metrics Economic Economic Economic Economic Economic Factors & Factors & Factors & Factors & Factors & Portfolio Portfolio Portfolio Portfolio Portfolio ASSUMPTIONS Changes, net of Changes, net of Changes, net of Changes, net of Changes, net of charge offs charge offs charge offs charge offs charge offs • Moody’s Forecast $4.9 • 40% Baseline • 30% Downside $6.0 • 30% Upside $2.5 • Forecast Update for Most Recent Scenarios $11.7 • Includes Slowing Growth $151.8 $156.9 • Incorporated a Management Overlay to Increase the $8.2 $145.9 Severity of the Forecasted Economic Variables $143.5 $131.9 ACL - 3.31.2022 ACL - 6.30.2022 ACL - 9.30.2022 ACL - 12.31.2022 ACL - 3.31.2023 ALLOWANCE FOR CREDIT LOSSES / TOTAL LOANS CREDIT BALANCES & NET CHARGE-OFFS 2.50% 3.00% 30,000,000 1.50% 1.30% 2.50% 25,000,000 2.00% 1.10% 2.00% 20,000,000 0.90% 1.50% 15,000,000 0.70% 1.50% 0.50% 1.00% 10,000,000 1.00% 0.30% 5,000,000 0.50% 0.10% 0.50% 0 -0.10% 1Q22 2Q22 3Q22 4Q22 1Q23 0.00% 0.00% 1Q22 2Q22 3Q22 4Q22 1Q23 CLOs Retained Loans NCO (Recovery) as % Credit Balances Residential SBL CRE Construction C&I Unfunded / Other reserves* Total Reserve Ratio 11 Quarterly Earnings Report Total Credit Balances (000s) NCO/ Recoveries as % of Credit Balances)

Institutional Group INSTITUTIONAL GROUP REVENUE HIGHLIGHTS Sequential millions 1Q23 Y/Y Change Change ■ Third Highest First Quarter Institutional Revenue Advisory $151 -17% -10% Capital Raising $57 -17% 9% ■ Second Highest First Quarter Advisory Revenue Transactional $124 -31% -4% ■ Increased Market Share in Equity Transactions Total Institutional Revenue* $333 -23% -6% Comp. Ratio 61.9% 340 bps -50 bps Non-Comp. Ratio 28.0% 890 bps 300 bps Pre-tax Margin 10.1% -1230 bps -250 bps * Includes net interest, asset management, and other income BUILDING CAPACITY $2,500 $2,000 $1,500 $1,000 $500 $0 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023* Transactional Advisory Capital Raising *2023 revenue based on annualized results through 3/31/2023 * 2021 revenue based on annualized results through 9/30/2021 Quarterly Earnings Report 12 millions

Institutional Equities & Fixed Income INSTITUTIONAL EQUITIES REVENUE INSTITUTIONAL FIXED INCOME REVENUE Sequential Sequential millions 1Q23 Y/Y Change millions 1Q23 Y/Y Change Change Change Transactional $52 -7% 1% Transactional $71 -42% -8% Capital Raising $25 -16% 2% Capital Raising $32 -18% 15% Total Equities $77 -10% 1% Total Fixed Income $103 -36% -2% HIGHLIGHTS HIGHLIGHTS ■ Ranked #1 in Number of Negotiated Municipal Finance Transactions ■ Increased Market Share in Equity Transactional Volume ■ Market Share of 15% for Number of Negotiated Municipal Finance Transactions ■ Record Electronic Trading Results Driven by Growth in Algorithmic Trading REVENUE REVENUE $100 $200 $86 $180 $161 $76 $77 $160 $80 $72 $136 $70 $140 $39 $29 $120 $101 $60 $24 $25 $105 $103 $40 $24 $26 $100 $28 $27 $32 $80 $40 $60 $40 $20 $20 $122 $96 $74 $77 $71 $57 $46 $46 $52 $52 $0 $0 1Q22 2Q22 3Q22 4Q22 1Q23 1Q22 2Q22 3Q22 4Q22 1Q23 Transactional Underwriting Transactional Underwriting Quarterly Earnings Report 13 millions millions

Expenses Non-GAAP EXPENSE RATIOS NON-GAAP EXPENSES & PRE-TAX INCOME 65% 25% millions 1Q23 1Q22 Y/Y Change 63% 20% 61% Compensation $642 $664 -3% 15% 59% Non-compensation Expense, 57% $227 $197 15% 59.5% 58.1% 10% 58.0% Ex. IB Gross Up & Credit Loss Provision 58.0% 56.5% 55% 5% Credit Loss Provision & IB Gross Up $11 $13 -18% 53% 51% 0% Non-compensation $238 $210 13% 1Q22 2Q22 3Q22 4Q22 1Q23 Pre-tax Income $227 $242 -6% Non-compensation Operating Ratio IB Gross up & Loan Loss Provision Compensation Ratio GAAP to Non-GAAP Reconciliation for 1Q2020 ANNUAL GAAP to Non-GAAP RESULTS GAAP to Non-GAAP RECONCILIATION $900 $800 (000s) 1Q23 $700 $600 GAAP Net Income $157,539 $500 $400 Preferred Dividend $9,320 $300 $200 Net Income available to common Shareholders $148,219 $100 $0 Non-GAAP After Tax Adjustments $13,049 2019 2020 2021 2022 2023* Non-GAAP Net Income Available to Common $161,268 Shareholders GAAP Net Income Available to Common Shareholders Non-GAAP After Tax Adjustments * For reconciliation of GAAP to non-GAAP expenses, refer to our first quarter 2023 earnings release. *2023 annual GAAP to non-GAAP results based on annualized results through 3/31/2023 Quarterly Earnings Report 14 millions Compensation Ratio Non-compensation Ratio

Capital Utilization HIGHLIGHTS FIRM-WIDE ASSETS & CAPITAL RATIOS $40,000 $38,598 22.0% $37,612 ■ Total Assets Increased $1.4 billion $37,196 $38,000 $36,476 20.0% $35,088 $36,000 ■ Corporate Cash Increased $600 million 18.0% $34,000 18.6% 18.0% 17.6% $32,000■ Bank Funding Increased at CAGR of 13% Since 2019 16.0% 17.0% 16.8% $30,000 14.0% ■ Repurchased 1.5 million Shares $28,000 $26,000 12.0% ■ 7.6 million Shares Remaining on Current $24,000 11.3% 11.2% 10.0% 11.1% 11.1% 10.9% $22,000 Authorization $20,000 8.0% 1Q22 2Q22 3Q22 4Q22 1Q23 Assets Tier 1 Leverage Tier 1 Risk Based Capital $1,600,000 DEPLOYING EXCESS CAPITAL BANK FUNDING: A TRACK RECORD of GROWTH $1,400,000 $50,000 $45,000 $1,200,000 $40,000 $1,000,000 $35,000 $30,000 $800,000 $25,000 $600,000 $20,000 $400,000 $15,000 $10,000 $200,000 $5,000 $0 $0 2018 2019 2020 2021 2022 2023E 2019 2020 2021 2022 2023 ($200,000) Capital Generated Bank Growth Common Stock Repurchases Dividends (Common & Preferred) Acquisitions Bank Deposits Available Funding *2023 Estimated Capital Generated based annualized 1Q23 Net Income plus current capital in excess of regulatory minimum. Quarterly Earnings Report 15 millions (000s) millions

Concluding Remarks Quarterly Earnings Report

First Quarter 2023 Financial Results Presentation April 26, 2023 Quarterly Earnings Report

Disclaimer Forward-Looking Statements This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks, assumptions, and uncertainties, including statements relating to the market opportunity and future business prospects of Stifel Financial Corp., as well as Stifel, Nicolaus & Company, Incorporated and its subsidiaries (collectively, “SF” or the “Company”). These statements can be identified by the use of the words “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” and similar expressions. All statements not dealing with historical results are forward-looking and are based on various assumptions. The forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. For information about the risks and important factors that could affect the Company’s future results, financial condition and liquidity, see “Risk Factors” in Part I of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022. Forward-looking statements speak only as to the date they are made. The Company disclaims any intent or obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made. Use of Non-GAAP Financial Measures The Company prepares its Consolidated Financial Statements using accounting principles generally accepted in the United States (U.S. GAAP). The Company may disclose certain “non-GAAP financial measures” in the course of its earnings releases, earnings conference calls, financial presentations and otherwise. The Securities and Exchange Commission defines a “non-GAAP financial measure” as a numerical measure of historical or future financial performance, financial position, or cash flows that is subject to adjustments that effectively exclude, or include, amounts from the most directly comparable measure calculated and presented in accordance with U.S. GAAP. Non-GAAP financial measures disclosed by the Company are provided as additional information to analysts, investors and other stakeholders in order to provide them with greater transparency about, or an alternative method for assessing the Company’s financial condition or operating results. These measures are not in accordance with, or a substitute for U.S. GAAP, and may be different from or inconsistent with non-GAAP financial measures used by other companies. Whenever the Company refers to a non-GAAP financial measure, it will also define it or present the most directly comparable financial measure calculated and presented in accordance with U.S. GAAP, along with a reconciliation of the differences between the non-GAAP financial measure it references and such comparable U.S. GAAP financial measure. Quarterly Earnings Report 18